Proforma Effect in Net Revenue, Net Income and Earnings Per Share (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 PriceSpective LLC	Dec. 31, 2011 PriceSpective LLC	Dec. 31, 2012 BeijingWits Medical Limited	Dec. 31, 2011 BeijingWits Medical Limited	Dec. 31, 2011 Firecrest Clinical Limited	Dec. 31, 2010 Firecrest Clinical Limited	Dec. 31, 2011 Oxford Outcomes Limited	Dec. 31, 2010 Oxford Outcomes Limited
Business Acquisition [Line Items]
Net revenue	$ 1,118,410	$ 964,388	$ 1,115,355	$ 989,942	$ 952,729	$ 906,311	$ 945,729	$ 919,524
Net income	$ 55,931	$ 25,363	$ 55,349	$ 22,549	$ 25,851	$ 86,127	$ 22,880	$ 91,524
Basic earnings per share	$ 0.93	$ 0.42	$ 0.92	$ 0.37	$ 0.43	$ 1.44	$ 0.38	$ 1.53
Diluted earnings per share	$ 0.93	$ 0.42	$ 0.92	$ 0.37	$ 0.42	$ 1.42	$ 0.37	$ 1.51